n:\shared\legal\analytic\stickers\reorg.doc
                                                  March 13,
1998

                  THE ANALYTIC SERIES FUND

                SUPPLEMENT TO THE PROSEPCTUS
                   DATED OCTOBER 20, 1997



      The Fund's Board of Trustees has approved an Agreement and Plan of Reorganization with PBHG Advisor Funds providing for the tax-free reorganization of the Portfolios of the Fund into newly-created series of PBHG Advisor Funds, Inc., subject to approval of the reorganization by the shareholders of each of the Portfolios, and the termination of The Analytic Series Fund. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment advisor to the PBHG Funds. Analytic TSA Global Asset Management, Inc. ("Analytic TSA"), the current investment advisor to the Portfolios, will become a wholly-owned subsidiary of Pilgrim Baxter and will serve as investment sub-advisor to the new PBHG Funds. After the reorganization, Analytic TSA will continue to manage the new PBHG Funds in the same manner as it has previously managed the Portfolios. A special meeting of shareholders of the Portfolios is currently expected to be held on April 28, 1998 to consider the reorganization, and further details will be provided in a proxy statement which will be sent to all shareholders entitled to vote at the meeting.